UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
April 30, 2013

Concurrent Computer Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-13150	04-2735766
(State or Other	(Commission	(IRS Employer
Jurisdiction	File Number)	Identification Number)
of Incorporation)

4375 River Green Parkway, Suite 100, Duluth, Georgia	30096
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (678) 258-4000

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition.

On April 30, 2013, Concurrent Computer Corporation (the “company”) issued a press release containing information about its financial condition and results of operations for its third fiscal 2013 quarter and nine months ended March 31, 2013.  Included in the press release are (1) the condensed consolidated balance sheets of the company as of March 31, 2013 (unaudited), December 31, 2012 (unaudited) and June 30, 2012, (2) the company’s unaudited condensed consolidated statements of operations for the three and nine months ended March 31, 2013 and 2012, and three months ended December 31, 2012, and (3) the company’s unaudited condensed consolidated statements of comprehensive income for the three and nine months ended March 31, 2013 and 2012, and three months ended December 31, 2012.  A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits.

         (c) Exhibits

   The following exhibit is filed herewith:

Exhibit No.	Description

99.1	Press release of Concurrent Computer Corporation, issued on April 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 30, 2013

CONCURRENT COMPUTER CORPORATION
(Registrant)

By:	/s/ Emory O. Berry
Emory O. Berry
Chief Financial Officer and Executive Vice President of Operations

EXHIBIT INDEX

Exhibit Number and Description

99.1	Press Release of Concurrent Computer Corporation, issued on April 30, 2013.